                                                                      EXHIBIT 24


                                                                 JOSEPH NEUBAUER



                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 10, 1998                                           /s/ Joseph Neubauer
                                                            -------------------
                                                                Joseph Neubauer

                                                                      EXHIBIT 24



                                                             ROBERT J. CALLANDER




                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 10, 1998                                        /s/ Robert J. Callander
                                                         -----------------------
                                                             Robert J. Callander

                                                                      EXHIBIT 24



                                                             RONALD R. DAVENPORT





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 10, 1998                                        /s/ Ronald R. Davenport
                                                         -----------------------
                                                             Ronald R. Davenport

                                                                      EXHIBIT 24



                                                              PATRICIA C. BARRON





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for her and in her name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).


November 10, 1998                                         /s/ Patricia C. Barron
                                                          ----------------------
                                                              Patricia C. Barron

                                                                      EXHIBIT 24



                                                            LEE F. DRISCOLL, JR.





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 10, 1998                                       /s/ Lee F. Driscoll, Jr.
                                                        ------------------------
                                                            Lee F. Driscoll, Jr.

                                                                      EXHIBIT 24



                                                           MITCHELL S. FROMSTEIN





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 9, 1998                                       /s/ Mitchell S. Fromstein
                                                       -------------------------
                                                           Mitchell S. Fromstein

                                                                      EXHIBIT 24



                                                                EDWARD G. JORDAN





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 9, 1998                                            /s/ Edward G. Jordan
                                                              ------------------
                                                                Edward G. Jordan

                                                                      EXHIBIT 24



                                                                  THOMAS H. KEAN





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 9, 1998                                             /s/ Thomas H. Kean
                                                             ------------------
                                                                 Thomas H. Kean

                                                                      EXHIBIT 24



                                                            REYNOLD C. MACDONALD





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 10, 1998                                       /s/ Reynold C. MacDonald
                                                        ------------------------
                                                            Reynold C. MacDonald

                                                                      EXHIBIT 24



                                                                JAMES E. PRESTON





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 10, 1998                                           /s/ James E. Preston
                                                            --------------------
                                                                James E. Preston

                                                                      EXHIBIT 24



                                                               JAMES E. KSANSNAK





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 2, 1998, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



November 10, 1998                                          /s/ James E. Ksansnak
                                                           ---------------------
                                                               James E.Ksansnak